EXHIBIT 10.11.3

                             SECOND AMENDMENT TO THE
                            UNION CARBIDE CORPORATION
                       BENEFITS PROTECTION TRUST AGREEMENT


          The Union Carbide Corporation Benefits Protection Trust (Amended and Restated Effective August 29, 1997) (the "Trust") between Union Carbide
Corporation and State Street Bank and Trust Company, as Trustee, is hereby amended as follows:

          1. The first sentence of Paragraph (b) of Article NINTH is hereby amended to read as follows:

                 "The Committee shall consist of not less than three (3) members to be appointed by and serve at the pleasure of the Board of Directors of the Company."

          2. The provisions of this Second Amendment shall be effective as of August 3, 1999.


                                          UNION CARBIDE CORPORATION


                                          By:    /s/M. A. Kessinger
                                          Title: Vice President, Human Resources

                                          Date:  September 21, 1999



                                          STATE STREET BANK AND TRUST
                                           COMPANY, AS TRUSTEE


                                          By:    /s/Kelly Driscoll
                                          Title: Vice President

                                          Date:  October 7, 1999